                                                                    EXHIBIT 10.1

                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT



                            CYPRESS BIOSCIENCE, INC.

                         4350 EXECUTIVE DRIVE, SUITE 325

                               SAN DIEGO, CA 92121



                              SEPTEMBER ____, 1998

                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT


        THIS SERIES A PREFERRED STOCK PURCHASE AGREEMENT is made as of September ____, 1998 (this "Agreement"), by and among Cypress Bioscience, Inc., a Delaware corporation (the "Company"), and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser"). The parties hereby agree as follows:

1. AUTHORIZATION OF SECURITIES. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale (the "Offering") in one or more closings to occur no later than November 30th, 1998, of up to 3,333,333 shares of Series A Convertible Preferred Stock (the "Series A Preferred Stock"), having the rights, preferences and privileges set forth in the Company's Certificate of Designation of Preferences (the "Certificate of Designation"), in the form attached hereto as Exhibit A. The Series A Preferred Stock is convertible into the Company's common stock (the "Common Stock"), as provided for in the Certificate of Designation. The shares of Common Stock of the Company into which the Series A Preferred Stock is convertible is referred to herein as the "Conversion Shares." The Series A Preferred Stock and the Conversion Shares are collectively referred to herein as the "Securities."

2.      SALE OF THE STOCK.

        2.1 SALE. Subject to the terms and conditions hereof, the Company will issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, upon the terms and conditions set forth herein, the number of shares of Series A Preferred Stock set forth below, at a price of $1.50 per share:

        Number of Shares of                                                Aggregate
        Series A Preferred Stock            Price Per Share             Purchase Price
        ------------------------            ---------------             ---------------
                                                 $1.50

        Purchaser acknowledges that the Company reserves the right and may, at its sole discretion, enter into this same form of Series A Preferred Stock Purchase Agreement with certain other investors such that the Company may sell up to an aggregate of 3,333,333 shares of Series A Preferred Stock (including all shares sold in the First Closing (as defined below) and all Subsequent Closings (as defined below), if any, which additional sales of Series A Preferred Stock may be completed in one or more closings, but all of which will occur on or before November 30th, 1998.

                                       1.

3.      CLOSING DATES; DELIVERY.

        3.1    CLOSING DATE.

               (a) PURCHASE AND SALE. The closing of the purchase and sale of the Series A Preferred Stock shall take place in a series of one or more closings, each to be held at the offices of Cooley Godward LLP, 4365 Executive Drive, Suite 1100, San Diego, California 92121, or at such other place as the Company and Purchaser shall agree. The first closing of such purchase and sale hereunder (the "First Closing") shall take place as soon as possible after all of the conditions to closing set forth in Sections 7.1 and 7.2 have been waived or satisfied, but in no event later than November 30th, 1998; provided, however, that the First Closing shall not occur before a minimum of $1,000,000 of Series A Preferred Stock is purchased and sold in the First Closing. Each subsequent closing of the purchase and sale of Series A Preferred Stock hereunder, if any (a "Subsequent Closing"), shall be held promptly after the First Closing at a time and place mutually agreed to by the Company and each purchaser purchasing shares of Series A Preferred Stock in such Subsequent Closing.

               (b) CLOSING. The date of the First Closing is hereinafter referred to as the "First Closing Date" and the date of each Subsequent Closing, if any, is referred to herein as the "Subsequent Closing Date."

        3.2 DELIVERY. Subject to the terms of this Agreement, at the First Closing, or any Subsequent Closing, the Company will deliver to the Purchaser certificates representing the Series A Preferred Stock purchased by each such Purchaser from the Company, against payment of the purchase price therefor by check or wire transfer of funds. The Company's obligation to complete the purchase and sale of the Series A Preferred Stock and deliver the stock certificates representing any such shares shall be subject to the satisfaction of each of the conditions set forth in Section 6.2, any of which may be waived by the Company.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser that, except as set forth in the Company Disclosure Documents (as defined herein):

        4.1 ORGANIZATION AND STANDING. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is qualified as a foreign corporation and is in good standing in all jurisdictions where such qualification is required, except where the failure to so qualify or be in good standing would not have a material adverse effect upon the business, results of operations or financial condition of the Company.

                                       2.

        4.2 CORPORATE POWER. The Company has now, or will have as of the First Closing Date and as of each Subsequent Closing Date, all requisite corporate power and authority to enter into this Agreement and the Stockholder Rights Agreement dated of even date herewith in the form attached hereto as Exhibit B (the "Stockholder Rights Agreement" and together with this Agreement, the "Purchase Agreements"), and has or will have taken all actions necessary for the authorization, execution and delivery of this Agreement, to designate, issue and sell the Series A Preferred Stock hereunder, to issue the Conversion Shares, and to carry out and perform its obligations under the terms of this Agreement. This Agreement and the Stockholder Rights Agreement, are each a valid and binding obligation of the Company enforceable in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally, and (b) as limited by equitable principles generally, including any specific performance.

        4.3 SUBSIDIARIES. The Company does not control or have an investment in (whether by way of ownership of stock or other securities or by loan, advance or otherwise), directly or indirectly, any other corporation, limited liability company, partnership, association or business entity, other than PRP, Inc., a Delaware corporation. PRP, Inc. has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and is qualified as a foreign corporation and in good standing in all jurisdictions where such qualification is required except where the failure to so qualify or be in good standing would not have a material adverse effect upon the business, results of operations or financial condition of the Company.

        4.4 CAPITALIZATION. Immediately prior to the First Closing, the authorized capital stock of the Company will consist of (i) 60,000,000 shares of Common Stock, of which 39,420,116 shares are issued and outstanding, and (ii) 15,000,000 shares of Preferred Stock, of which 3,333,333 shares have been designated Series A Convertible Preferred Stock, none of which are issued or outstanding. Other than the Series A Convertible Preferred Stock, there are no other shares of Preferred Stock designated, issued or outstanding. All issued and outstanding securities have been duly authorized and validly issued, and are fully paid and nonassessable. The Company has reserved 11,249,250 shares of Common Stock for issuance pursuant to stock option plans and agreements, of which 7,655,629 shares are available for issuance upon the exercise of outstanding options and 2,950,736 shares of which remain available for future issuance. The Company has also reserved for issuance 3,453,149 shares of Common Stock upon exercise of Warrants to purchase up to 3,453,149 shares of Common Stock and 139,130 shares of Common Stock issuable upon conversion of outstanding 7% Convertible Debentures of the Company. Except as set forth above or as disclosed in Schedule 4.4, there are no outstanding rights, options, warrants, conversion rights, commitments or agreements for the purchase or acquisition from the Company of any shares of its capital stock or any securities convertible into, or exercisable or exchangeable for, or evidencing the right to subscribe for, any shares of its capital stock and the Company has not reserved for issuance any other shares. The Company is under no obligation (contingent or otherwise) to purchase or otherwise acquire or retire any shares of its capital stock.



                                       3.

        4.5    AUTHORIZATION.

               (a) CORPORATE ACTION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the designation, sale and issuance of the Series A Preferred Stock pursuant hereto, the reservation and issuance of the Conversion Shares and the performance of the Company's obligations has been taken or will be taken prior to the First Closing or any Subsequent Closing, as applicable. The Company has duly reserved an aggregate of 3,333,333 shares of Common Stock for issuance upon conversion of the Series A Preferred Stock.

               (b) VALID ISSUANCE. The Series A Preferred Stock, when issued and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable and the Purchaser will have good and marketable title to the Series A Preferred Stock, free and clear of any liens, encumbrances, security interests, pledges, charges, stockholders agreements or voting trusts (other than any created by the Purchaser); provided, however, that the Series A Preferred Stock may be subject to restrictions on transfer under state and/or federal securities laws. The rights, preferences, privileges and restrictions of the Series A Preferred Stock are as set forth in the Certificate of Designation. Upon conversion of the Series A Preferred Stock into the Conversion Shares in conformity with the Certificate of Designation, such Conversion Shares will be duly authorized, validly issued, fully paid and nonassessable, and the Purchaser will have good and marketable title to such Conversion shares, free and clear of any liens, encumbrances, security interests, pledges, charges, stockholders agreements or voting trusts (other than any created by the Purchaser); provided, however, that the Conversion Shares may be subject to restriction on transfer under state and/or federal securities laws.

               (c) NO PREEMPTIVE RIGHTS. No person or entity has any right of first refusal or any preemptive rights in connection with the issuance of the Series A Preferred Stock or the Conversion Shares.

        4.6 SEC DOCUMENTS; FINANCIAL STATEMENTS. The Company has filed in a timely manner all documents that the Company was required to file with the United States Securities and Exchange Commission (the "SEC") under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the twelve (12) months preceding the date of this Agreement. As of their respective filing dates (or, if amended, when amended), all documents filed by the Company with the SEC (the "SEC Documents") complied in all material respects with the requirements of the Exchange Act. The SEC Documents, as of their respective dates, do not contain any untrue statement of a material fact or omit to state a material fact required (under the federal securities laws in connection with the sale of the Series A Preferred Stock) to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of the Company at the dates thereof and the results of its operations and cash flows for

                                       4.

the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments). At June 30, 1998 (the "Balance Sheet Date"), the Company had no liabilities or obligations, secured or unsecured (whether accrued, absolute, contingent or otherwise), not reflected in the Financial Statements or the accompanying notes thereto except for liabilities or obligations as may have arisen in the ordinary course of business prior to the Balance Sheet Date which, under generally accepted accounting principles, were not required to be reflected in the Financial Statements or the accompanying notes thereto.

        4.7 INTELLECTUAL PROPERTY. The Company owns or possesses adequate rights to use all material patents, patent rights, inventions, trade secrets and know-how described or referred to in the Company Disclosure Documents as owned or used by it or that are necessary for the conduct of its business as presently conducted and as described in the Company Disclosure Documents. The Company has not received any notice of, nor has any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent right, invention, trade secret or know-how that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the business, properties, financial condition or results or operations of the Company.

        4.8 LITIGATION. There is no action, suit, arbitration, proceeding (formal or informal) or investigation pending or, to the best of the Company's knowledge, any threat thereof) to which the Company is a party or to which its businesses, property or assets are subject. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

        4.9 GOVERNMENT CONSENT. No consent, approval, or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with: (a) the valid execution, delivery and performance of this Agreement or the Stockholder Rights Agreement; or (b) the designation, offer, sale or issuance of the Series A Preferred Stock or the issuance of the Conversion Shares; except (i) the filing of the Certificate of Designation, (ii) the compliance with the securities and blue sky laws in the states and other jurisdictions in which the Securities are offered and/or sold, which compliance will be effected in accordance with such laws, and (iii) the filing of a registration statement as required under the Stockholder Rights Agreement.

        4.10 COMPLIANCE WITH SECURITIES LAWS. Subject to the accuracy of the representations and warranties of the Purchaser contained in Section 5 hereof, the offer, sale and issuance of the Series A Preferred Stock and the Conversion Shares will comply with all applicable federal and state securities laws.

        4.11 MATERIAL CONTRACTS AND COMMITMENTS. The Company Disclosure Documents collectively list each material contract or agreement to which the Company is a party, including all contracts or agreements between the Company and any of its officers, directors, consultants, employees or stockholders (collectively, the "Contracts"). The Company is not in default under any such Contracts where such default will have a material adverse effect on the Company's business, operations or financial condition and no party to any of such Contracts has made a claim to the effect that the Company has failed to perform an obligation thereunder.

                                       5.

        4.12 EMPLOYEE MATTERS. The Company Disclosure Documents identifies each stock option plan and other similar employee benefit plan (including the Company's 401(k) plan maintained, sponsored or contributed to by the Company for the benefit of the Company's employees. The Company does not, for the benefit of employees of the Company, maintain, sponsor or contribute to (i) any employee benefit plan (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or (ii) any employee welfare benefit plan (as defined in Section 3(1) of ERISA).

        4.13 TAX MATTERS. The Company has filed within the time (including any extensions of applicable due dates) required by law all material returns, reports and statements required to be filed by the Company under federal and state laws relating to the payment of Taxes (as defined below). The Company has, within the time required by law, paid all Taxes that are due and payable, except Taxes that individually or in the aggregate, are not material. For purposes of this Agreement, "Taxes" shall mean all taxes, charges, fees, levies or other assessments including net income, gross income, gross receipts, sales, use, transfer, ad-valorem, value-added, license, withholding, payroll, employment, property or charges of any kind imposed by a taxing authority upon or payable by the Company.

        4.14 COMPLIANCE WITH LAWS AND CHARTER DOCUMENTS. The Company is not in violation of, or delinquent in respect to, any decree, order or arbitration award or law, statute or regulation of any governmental authority to which its properties, assets, personnel or business activities are subject, including laws, rules and regulations relating to the environment, occupational health and safety, employee benefits, wages, equal employment opportunity and race, religious, sex and age discrimination which, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the Company. The Company is not in violation of, and the execution and performance of this Agreement and the transactions contemplated hereby will not violate, the Company's certificate of incorporation, as amended, the Certificate of Designation, or the bylaws of the Company as in effect on the date hereof.

        4.15 COMPLIANCE WITH YEAR 2000 REQUIREMENTS. The Company is aware of the "Year 2000 Issue" and is in the process of assessing the impact of the Year 2000 Issue on its business and operations. To the Company's knowledge, the total amounts to be expended by the Company to render its business and operations Year 2000 compliant will not have a material adverse effect on the Company's business, results of operations or financial condition.

5.      REPRESENTATIONS, WARRANTIES OF THE PURCHASER AND RESTRICTIONS ON
        TRANSFER.

        5.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER. The Purchaser represents, warrants and covenants to the Company as follows:

               (a) The Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Securities contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company, and has requested, reviewed and considered, all information the Purchaser deems relevant (including the


                                       6.

SEC documents) in making an informed decision to purchase the Securities, including the following:

                        (i) the Company's Annual Report on Form 10-K for the year ended December 31, 1997;

                        (ii) the Company's Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 1998 and June 30, 1998; and

                       (iii) the Company's Proxy Statement for its 1998 Annual Meeting of Stockholders.

        The reports and registration statements referenced in subsections (i) through (iii) above are referred to herein collectively as the "Company Disclosure Documents."

               (b) The Purchaser is an "accredited investor" as that term is defined in Rule 501(a) promulgated under the Securities Act.

               (c) The Purchaser is acquiring the Securities being acquired by the Purchaser pursuant to this Agreement in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Securities or any arrangement or understanding with any other persons regarding the distribution of such Securities, except in compliance with Section 5.1(d).

               (d) The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities purchased hereunder except in compliance with applicable federal and state securities laws.

               (e) The Purchaser has completed or caused to be completed the subscription documents enclosed with this Agreement, including the Registration Statement Questionnaire, for use in preparation of the Registration Statement to be filed by the Company pursuant to the Stockholder Rights Agreement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the applicable Registration Statement (provided that the Purchaser shall be entitled to update such information by providing notice thereof to the Company prior to the effective date of such Registration Statement).

               (f) The Purchaser has, in connection with its decision to purchase the Securities, relied with respect to the Company and its affairs solely upon the Company Disclosure Documents and the other information delivered to the Purchaser by the Company as described in Sections 4.6 and 5.1(a) above and the representations and warranties of the Company contained herein.

               (g) The Purchaser has full right, power, authority and capacity to enter into the Purchase Agreements and to consummate the transactions contemplated hereby and thereby and has taken all necessary action to authorize the execution, delivery and performance of the Purchase Agreements.

                                       7.

               (h) Upon the execution and delivery of the Purchase Agreements by the Purchaser, the Purchase Agreements shall constitute valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally, and (ii) as limited by equitable principles generally, including any specific performance.

               (i) The Purchaser represents and warrants to and covenants with the Company that it has not engaged and will not engage in any short sales of the Company's Common Stock prior to the effectiveness of the registration statement to be filed pursuant to the terms of the Stockholder Rights Agreement covering the registration of the Conversion Shares for resale (the "Registration Statement"), except to the extent that any such short sale is fully covered by shares of Common Stock of the Company.

               (j) The Purchaser understands that nothing in the Company Disclosure Documents, the Purchase Agreements or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice and that no independent legal counsel has reviewed these documents and materials on the Purchaser's behalf. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

        5.2 LEGENDS. Each certificate representing the Series A Preferred Stock and to the extent the Conversion Shares are issued prior to the effectiveness of the Registration Statement, the Conversion Shares shall be endorsed with substantially the following legend and such other legends as may be required by applicable state blue sky laws:

               THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                                       8.

        5.3 LOCK-UP PERIOD. Each Purchaser agrees, from time to time, upon request of the Company and its underwriters, without the prior written consent of the Company's underwriters, to enter into agreements providing that they will not sell or offer for sale any securities of the Company for up to 90 days following the closing of an underwritten offering of the Company's Common Stock; provided, however, that all executive officers and directors of the Company and holders of warrants of the Company to purchase at least 5% of the Company's Common Stock on a fully diluted basis, shall have entered into similar agreements providing for the same restriction, and provided further that the Company shall have complied with its obligations under the Stockholder Rights Agreement in connection with the underwritten offering.

6.      CONDITIONS TO CLOSING.

        6.1 CONDITIONS TO PURCHASER'S OBLIGATIONS. The obligations of Purchaser to purchase the Series A Preferred Stock at the First Closing, or at any Subsequent Closing, is subject to the fulfillment, on or prior to the First Closing Date, or the applicable Subsequent Closing Date, of the following conditions:

               (a) REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects on the First Closing Date, or the applicable Subsequent Closing Date, with the same force and effect as if they had been made on and as of said date.

               (b) FILING OF CERTIFICATE OF DESIGNATION. The Certificate of Designation shall have been filed with the Secretary of State of Delaware on or prior to the First Closing Date.

               (c) STOCKHOLDER RIGHTS AGREEMENT. The Company and the Purchaser shall have executed the Stockholder Rights Agreement.

               (d) SUPPORTING DOCUMENTS. Purchaser shall have received complete copies of the Company Disclosure Documents.

               (e) OPINION OF COUNSEL. Purchaser shall have received from the Company's counsel, Cooley Godward LLP, an opinion, dated the First Closing Date, substantially in the form attached as Exhibit C hereto (the "Cooley Opinion").

        6.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligations of the Company to issue and sell the Series A Preferred Stock at the First Closing, or at any Subsequent Closing, is subject to the fulfillment, on or prior to the First Closing Date, or the applicable Subsequent Closing Date, of the following conditions:

               (a) REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by Purchaser in Section 5 hereof shall be true and correct in all material respects on the First Closing Date, or the applicable Subsequent Closing Date, with the same force and effect as if they had been made on and as of said date.


                                       9.

               (b) AGREEMENTS, DOCUMENTS AND PURCHASE PRICE. The Company shall have received from Purchaser all of the following:

                      (i)   a duly executed copy of this Agreement;

                      (ii)  a duly executed Stockholder Rights Agreement;

                      (iii) a completed and executed Registration Statement Questionnaire;

                      (iv) a completed and executed Accredited Investor Questionnaire;

                      (v) a completed and executed Stock Certificate Questionnaire; and

                      (vi) the purchase price for the Series A Preferred Stock being purchased by such Purchaser in accordance with Section 2.

               (c) LEGAL OPINION. Purchaser shall have received the Cooley Opinion, dated as of the First Closing Date.

7.      CERTIFICATES; REGISTRATION.

        7.1 LOST CERTIFICATES. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate evidencing any Series A Preferred Stock or Conversion Shares owned by the Purchaser, and (in the case of loss, theft or destruction) of an unsecured indemnity satisfactory to it, and upon surrender and cancellation of such certificate, if mutilated, the Company will make and deliver in lieu of such certificate a new certificate of like tenor and for the number of shares evidenced by such certificate which remain outstanding. Upon surrender of any certificate representing any Series A Preferred Stock or Conversion Shares for exchange at the office of the Company, the Company at its expense will cause to be issued in exchange therefor new certificates in such denomination or denominations as may be requested for the same aggregate number of Series A Preferred Stock or Conversion Shares, as the case may be, represented by the certificate so surrendered and registered as such holder may request. The Company will also pay the cost of all deliveries of certificates for such shares to the office of the Purchaser (including the cost of insurance against loss or theft in an amount satisfactory to the holders) upon any exchange provided for in this Section 7.1.

        7.2 REGISTRATION. The Company shall be obligated to file with the SEC a registration statement covering the registration of the Conversion Shares for resale by the Purchaser in accordance with the terms and conditions of the Stockholder Rights Agreement.

8.      MISCELLANEOUS.

        8.1 WAIVERS AND AMENDMENTS. This Agreement may not be amended or modified, and no provision hereof may be waived, except upon the approval of the Company and the Holders of at least a majority of the then outstanding shares of Series A Preferred Stock;

                                      10.

provided, however, this Agreement may be amended to add additional parties without the consent of the Purchaser so long as the Company does not sell or offer for sale any Series A Preferred Stock in excess of that permitted under
Section 2.1; provided, further, however, the conditions to the First Closing and any Subsequent Closing set forth in Section 6.1 hereof may only be waived by each Purchaser in order for such waiver to be effective against such Purchaser. The failure of any of the parties hereto to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of that term or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

        8.2 GOVERNING LAW. This Agreement shall be governed in all respects by the law of the State of California, without giving effect to its principles regarding conflicts of law.

        8.3 SUCCESSORS AND ASSIGNS; ENTIRE AGREEMENT. All covenants and agreements contained in this Agreement by or on behalf of any of the signatories shall bind and inure to the benefit of the respective successors and permitted assigns of the signatories, whether so expressed or not. This Agreement is intended by the parties as a final expression of their agreement and a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

        8.4 NOTICES. All notices, consents and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when
(a) delivered by hand, (b) sent by telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate as to itself by notice to the other parties):

                (a) If to the Company: 4350 Executive Drive, Suite 325, San Diego, CA 92121, Attention: President, telecopier no. (619) 452-1222.

                (b) If to Purchaser: at the address set forth on the signature page hereof.

        8.5 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

        8.6 FINDER'S FEES AND OTHER FEES. The Purchaser represents and warrants that Purchaser has retained no finder or broker in connection with the transactions contemplated by this Agreement and hereby agree to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or

                                      11.

other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser, or any of its employees or representatives, are responsible.

        8.7 EXPENSES. The Company and the Purchaser shall bear their own expenses and legal fees.

        8.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                            [signature page follows]


                                      12.

        IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date and year first above written.

                                  CYPRESS BIOSCIENCE INC.


                                  By:
                                      -----------------------------------------
                                      Jay D. Kranzler, M.D., Ph.D.
                                      President and Chief Executive Officer


                                  PURCHASER:


                                  ---------------------------------------------





                                  By:
                                     ------------------------------------------

                                      Name:
                                            -----------------------------------
                                      Title:
                                            -----------------------------------

                                      Address:
                                      -----------------------------------------

                                      -----------------------------------------

                                      -----------------------------------------

                                      -----------------------------------------


                                      13.

                                    EXHIBIT A

                    Certificate of Designation of Preferences

                                    EXHIBIT B

                          Stockholder Rights Agreement

                                    EXHIBIT C

                     Form of Opinion of Cooley Godward, LLP